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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 28, 2006

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

      MISSOURI                     0-20600                   43-1311101
   (State or other            (Commission File            (I.R.S. Employer
   jurisdiction of                 Number)                 Identification
    organization)                                              Number)

3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                            63044
(Address of principal executive offices)                     (Zip Code)

                               (314) 291-5110
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On April 28, 2006, Zoltek Companies, Inc. (the "Registrant") announced that it had entered into an an Amendment No. 1 to Loan and Warrant Agreement and Registration Rights Agreement, dated as of April 28, 2006 (the "Amendment"), which amends various terms of its previously announced Loan and Warrant Agreement, dated as of September 29, 2005 (the "Loan Agreement"), among the Registrant, the lender parties thereto ("Lenders"). As previously reported by the Registrant, the Loan Agreement provided for the Registrant to issue up to $50 million principal amount of senior convertible notes, along with warrants to purchase its Common Stock. The Amendment, among other things, provides for an additional $10 million of senior convertible notes to be issued in addition to the $50 million originally provided for under the Loan Agreement. The Registrant has previously funded an aggregate of $30 million of senior convertible notes under the Loan Agreement. Copies of the Amendment and the Loan Agreement are incorporated by reference or included as Exhibit 4.1 and Exhibit 4.2, respectively, to this report.

              Under the Amendment, the terms of the Loan Agreement have been revised to provide that the remaining $30 million of funding under the Loan Agreement will be made in two separate closings of $20 million and $10 million, respectively. The additional senior convertible notes to be issued under the Loan Agreement, the form of which is included as Exhibit 4.3 to this Report (the "Notes"), will be convertible into shares of the Registrant's Common Stock at an intial conversion price of $25.51 per share (subject to adjustment). The Notes will mature 42 months from the closing date and will bear interest, payable quartely, at the rate of 7.5% per annum for 18 months, and therafter at LIBOR plus four percent per annum. The interest on the Notes may be paid in cash or, at the Registrant's option, in Common Stock if certain conditions are satisfied as set forth in the Notes. If the Registrant chooses to pay the interest in Common Stock, the price will be based on 90% of the average of the daily volume weighted average price for the 20 days prior to the interest payment date. The Notes are secured by a pledge of certain real property and fixed assets associated with the operations of Zoltek Rt., the Registrant's Hungarian subsidiary.

              Pursuant to the Amendment, in connection with the additional $30 million of Notes issued to the Lenders the Registrant will issue to the Lenders warrants to purchase an aggregate of up to 411,521 shares of Common Stock at an initial exercise price of $28.06 per share, and up to 111,113 shares of Common Stock at an initial exercise price of $.01 per share (collectively, the "Warrants"). The Warrants, the form of which are incorporated by reference in this report as Exhibit 4.4 and Exhibit 4.5, respectively, have five-year terms.

              The conversion prices of the Notes and the exercise prices of the Warrants are both subject to adjustment under certain circumstances, as set forth in the Notes and the Warrants. The number of shares of Common Stock issuable under the Notes and the Warrants may be adjusted based upon the occurrences of certain events described therein such as the declaration by the Registrant of a stock dividend, a subdivision or combination of its outstanding shares of Common Stock, a reclassification of the outstanding securities of the Registrant (including due to reorganization of the Registrant itself) or the issuance of common equity securities at a price less than the applicable conversion or exercise price.

              All of the Lenders are "accredited investors," as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and the securities to be offered and sold in the private placement have not been registered under the Securities Act and will be sold without registration in reliance upon the exemption from securities registration under both Rule 506 of Regulation D and Section 4(2) of the Securities Act. The Registrant has entered into a Registration Rights Agreement with the Lenders, a copy of which is incorporated by reference in this report as Exhibit 4.4 ("Registration Rights Agreement"), pursuant to which the Lenders shall have the right to demand registration of the Common Stock and to participate in certain subsequent offerings of securities by the Registrant or other shareholders.

              In connection with the Amendment, the Lenders agreed to convert the entire $20 million aggregate princiapal amount of senior convertible notes previously issued by the Registrant to the Lenders in February 2005 into approximately 1,000,000 shares of Common Stock, and to exercise associated warrants held by the Lenders for approxomately 1,052,000 shars of Common Stock. The conversion of these notes and exercise of the related warrants by the Lenders will eliminate future derivative accounting treatement for these instruments which resulted in the Registrant recording non-cash expense or income arising from fluctuations in the market price of the Registrant's Common Stock


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and corresponding changes in the fair value of the convertible notes and warrants. Consequently, beginning with the quarter ending June 30, 2006, the Registrant will no longer report its convertible debt financings on a derivative accounting basis.

              The foregoing summary of is qualified in its entirety by the Loan Agreement, the Amendment, Form of Note and Warrants, and the Registration Rights Agreement, and should be read in conjunction with, the copies of such documents incorporated by reference in this report as exhibits.

              On April 28, 2006, the Registrant issued a press release announcing that it had entered into the Amendment. The text of this press release is attached hereto as Exhibit 99.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

              See Item 1.01 which is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Financial statements of businesses acquired. Not applicable.
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              (b) Pro forma financial information. Not applicable
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              (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 1, 2006

                           ZOLTEK COMPANIES, INC.

                           By   /s/ Kevin Schott
                              --------------------------------------------
                              Kevin Schott
                              Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit
Number                           Description
------                           -----------

  4.1 Loan and Warrant Agreement, as of September 29, 2005, among the Registrant, the Lenders and the Agent, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated September 29, 2005 and incorporated herein by reference.

  4.2 Amendment No. 1 to Loan and Warrant Agreement and Registration Rights Agreement among the Registrant and the Lenders.

  4.3     Form of Note

  4.4     Form of Warrant

  4.5     Form of Warrant

  4.6 Registration Rights Agreement, dated as of September 30, 2005, by and among the Registrant and the Lender parties thereto, filed as
          Exhibit 4.4 to the Registrant's Current Report on Form 8-K dated September 29, 2005 and incorporated herein by reference.

 99.1     Press Release, dated April 28, 2006.

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